UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of Registrant as specified in charter)

2390 Western Avenue, Guilderland, NY  12084

(Address of principal executive offices) (Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

2390 Western Avenue, Guilderland, NY  12084

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio  43215

Registrant's telephone number, including area code: (518) 690-0470

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A Registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Adirondack

FUNDS

The Adirondack Small Cap Fund
ADKSX

ANNUAL REPORT

March 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request from your financial intermediary (such as a broker-dealer or bank) or the Fund to receive (free of charge) paper copies of the reports. Instead, the reports will be made available on the Fund's website www.adirondackfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY

MARCH 31, 2020 (UNAUDITED)

Dear Fellow Shareholders,

First and foremost, we hope everyone is healthy and safe. The COVID-19 outbreak made for an extremely challenging environment for all risk assets during the first quarter of 2020. The world experienced a public health crisis that rapidly moved from a dangerous but, presumably, containable outbreak into a global pandemic. As we write this update, the Governor of New York extended the lockdown until May 15 and signed an executive order requiring face masks in public when social distancing is not possible. On a positive note, COVID-19 cases appear to be leveling off, a sign that extreme social distancing measures are working.

During the 12-month period ended March 31, 2020, the Fund declined 36.1% versus a 29.6% decline for the Russell 2000 Value Index (RUJ).  Portfolio turnover was 32.96%. This underperformance was partially due to the Fund’s overweight in hard-hit sectors like energy, materials, and industrials. Several hoped-for one-off turnaround situations within the technology sector that did not materialize hurt performance as well.  Essentially, it was the approximate first six months of the fiscal year (Mar19 –Sep19) that had the most impact on relative performance. The turnaround stocks held by the Fund that hurt performance earlier in the fiscal year began showing signs of progress in late 2019 but then abruptly reversed course during the sharp market correction in March 2020. Extraordinary monetary and fiscal measures are beginning to help cushion the initial impact of the shutdown, though much remains to be sorted out. The remainder of this letter will focus on how we are positioning the portfolio for the challenges and opportunities in the days ahead.

Our prevailing strategy during this crisis has been to carefully move up the size and quality spectrum while reducing exposure to turnaround situations. While we are focusing on allocating capital to those companies that could weather a severe recession, we need to be mindful, however, that “Quality” and “Defense” are crowded trades at this moment. Many active managers who played defense during the last recession were left behind when stocks recovered unexpectedly in 2009. In these uncertain times, we are thoroughly assessing the capacity of companies and industries within the portfolio to endure lower revenue, slower inventory turnover, and potentially extended collections. For example, we exited the Fund's position in JetBlue (JBLU). The outlook for air travel is murky at best and while government assistance is likely, the level of such support is still unclear. We still believe that people will continue to prefer experiences over possessions, and will closely follow the experience space for signs of recovery. As contrarians, we hardly need persuasion that travel and leisure will once again offer incredible investment opportunities, but until the smoke clears, we will remain on the sidelines.

We are also keen on adding exposure to companies whose Officers or Directors have accumulated shares during the market meltdown. For instance, Charles Fabrikant, CEO of SEACOR Holding’s (CKH) added to his holdings in early March for the first time in more than a decade. Fabrikant does not hold quarterly conference calls and shuns publicity but has a long history of shrewd investments, earning him the nickname “The best CEO nobody has ever heard of”. SEACOR focuses on shipping/logistics primarily within North America and the Caribbean. While shipping/logistics is notoriously cyclical, much of their focus is on the transportation of food and agricultural products. SEACOR also ships government cargos that support more than 250,000 military servicemembers around the world. We continue to take advantage of market volatility to add to the Fund’s SEACOR Holdings position. (As of 3/31/2020, CKH represented 1.78% of the portfolio.)

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

We made some changes to the Fund’s energy exposure. We exited two exploration and production investments challenged by the dramatic drop in oil/liquids prices (Callon Petroleum (CPE) and Southwest Energy (SWN)). Instead, we added Cabot Oil & Gas Corp (COG .84%) the strongest and lowest cost independent natural gas producer in the United States. (As of 3/31/2020, COG represented 0.84% of the portfolio.) There are a number of factors that should benefit U.S. natural gas prices going forward. Most important for gas is the substantial U.S. based export capacity that continues to come online. It is also important to note that over half of the Fund’s energy exposure is now concentrated in shipping which often benefits from lower-priced oil. We think oil prices will recover slowly and that could result in many restructurings in the energy sector.

Over the past six months ended March 31, 2020, the Fund returned to a considerable overweight in technology which on March 31st was 23.3% versus 11.4% for the index (RUJ). The Fund's current technology weighting is slightly above the Fund’s historical average of approximately 20%. We added a new name in technology, Unisys Corp (UIS), largely because they completed a major deleveraging transaction which significantly improves their appeal to both prospective clients and shareholders (as of 3/31/2020, UIS represented 3.74% of the portfolio).  The balance of the Fund’s technology exposure includes companies serving in mission-critical areas such as 5G equipment, Business Process Outsourcing, Streaming Networks, Software and Communications services.

We trimmed the Fund's exposure to financial services from 23.3% for the quarter ended December 31, 2019 to 21.2% for the quarter ended March 31, 2020 and are still considerably lower than the benchmark (RUJ) at 29.9% as of 3/31/20. We sold out of shares of Brookline Bancorp Inc. (BRKL) which was the Fund’s only bank stock. In 2008/09 the banks received direct financial support from Treasury and the credit issues were largely contained within residential mortgage and home equity lending. The current crisis, however, will likely present challenges for both commercial and consumer loans, thus making it far more difficult for investors to handicap. We believe smaller and midsized banks lack the earnings power of their larger peers and will struggle until credit issues are quantified and employment is seen as moving in the right direction. We screened for insider buying within the small-cap population of 343 banks during March and found only a few instances where insiders acquired meaningful ($150,000 or more) shares of stock during this severe correction. Another data point convincing us to steer clear of the banks for the moment.

These are unusual times. Money has flooded into treasuries driving the interest rate on the 30-year bond down from the low 2% range to the low 1% range, despite the looming prospect for enormous stimulus borrowing causing inflation. Even a modest upward move in rates could inflict significant capital “losses” on government debt holders if we have an unexpected uptick in economic activity. The potential for inflation is not a consensus call, but tighter credit and the lack of capital going into the materials and energy sectors could be problematic for input prices going forward.  Especially if we have a sudden and sharp rise in commerce once the shutdown is lifted. The first quarter of 2020 saw the largest quarterly decline on record for the Russell 2000 Value Index and the worst relative performance to the S&P 500. History has shown that outperformance often (not always) follows periods of extreme underperformance. Small Cap Value now trades the largest discount to Small-Cap Growth on record. Our conviction in the portfolio is the strongest it has been since the 2008 recession. All employees of the Fund’s advisor (Adirondack Research and Management) purchased shares of the Fund during the quarter. We expect more volatility in the near-term but believe the portfolio is well-positioned to endure the challenging times ahead.

THE ADIRONDACK SMALL CAP FUND

MANAGERS COMMENTARY (CONTINUED)

MARCH 31, 2020 (UNAUDITED)

The courage and compassion of those frontline healthcare workers should serve as a lesson to us all. Today’s challenges will likely yield numerous innovations and greatly advance our understanding of infectious diseases. We at Adirondack and our service providers have been operating normally while utilizing some of our business continuity plans capabilities to comply with social distancing mandates. We are healthy and following the advice of experts to protect the safety of our families and our community. We hope that you and your family continue to stay safe and healthy during the challenging months ahead. We thank you for your continued support and investment. We look forward to better days ahead. For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com or call us at (518) 690-0470.

Sincerely,

Matt Reiner, CFA®

        Greg Roeder, CFA®

Portfolio Manager

        Portfolio Manager

mreiner@adirondackfunds.com                                          groeder@adirondackfunds.com

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 888-686-2729, or visiting www.adirondackfunds.com.

Per the prospectus dated 8/1/19, the Fund’s gross annual operating expense ratio is 1.24%. The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund’s total annual operating expenses at 1.48% until August 1, 2020, subject to termination by the Fund on 60 days’ written notice.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Additionally, value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market.

The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-888-686-2729, or visiting www.adirondackfunds.com. Read it carefully before investing.  The Adirondack Small Cap Fund is distributed by Rafferty Capital Markets, LLC, Garden City, NY 11530.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Treasuries are one of four types of debt (bills, notes, bonds, and Inflation-Protected Securities) issued by the United States Department of the Treasury to finance U.S. government expenses.

The S&P 500 Index is a market value-weighted index of 500 stocks seen as indicators of U.S. equities and reflects large cap performance.  You cannot invest directly in an index.

Portfolio (annual) turnover represents the percentage of securities which are bought and sold during a specific period.

THE ADIRONDACK SMALL CAP FUND

TOP TEN HOLDINGS, as a Percentage of the Fund’s Net Assets

MARCH 31, 2020 (UNAUDITED)

1.	ADTRAN, Inc.	3.77%
2.	CNO Financial Group, Inc.	3.73%
3.	Unisys Corp.	3.72%
4.	Office Depot, Inc.	3.70%
5.	Vista Outdoor, Inc.	3.59%
6.	Vonage Holdings Corp.	3.48%
7.	Limelight Networks, Inc.	3.43%
8.	Seaboard Corp	3.37%
9.	Covanta Holding Corp.	3.10%
10.	Mr. Cooper Group, Inc.	3.05%

* Excludes Fund's Short-Term Investment positions.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

Adirondack Small Cap Fund
Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
4/6/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007
3/31/2008
9/30/2008
3/31/2009
9/30/2009
3/31/2010
9/30/2010
3/31/2011
9/30/2011
3/31/2012
9/30/2012
3/31/2013
9/30/2013
3/31/2014
9/30/2014
3/31/2015
9/30/2015
3/31/2016
9/30/2016
3/31/2017
9/30/2017
3/31/2018
9/30/2018
3/31/2019
9/30/2019
3/31/2020
Adirondack Small Cap Fund $19,153
Russell 2000 Index $23,006
Russell 2000 Value Index $18,282

Average Annual Total Returns (a) (for periods ended March 31, 2020)
	1 Year	3 Year	5 Year	10 Year	Since Inception
Adirondack Small Cap Fund *	-36.07%	-14.77%	-7.51%	2.94%	4.43%
Russell 2000 Index **	-23.99%	-4.64%	-0.25%	6.90%	5.72%
Russell 2000 Value Index ***	-29.64%	-9.51%	-2.43%	4.79%	4.11%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

**The Russell 2000 Index is a common benchmark for mutual funds that identify themselves as "small-cap".  It is a widely quoted measure of the overall performance of the small-cap to mid-cap company shares.

***The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted growth rates.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. The Fund’s gross total operating expenses as of its last prospectus is 1.24%.

THE ADIRONDACK SMALL CAP FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials, 1.53%
Utilities, 2.10%
Communication Services, 3.44%
Consumer Cyclical, 11.65%
Technology, 26.18%
Consumer Defensive, 0.63%
Energy, 3.00%
Real Estate Investment Trust, 1.29%
Financial Services, 20.18%
Money Market Fund, 7.16%
Healthcare, 3.17%
Industrials, 19.67%

Sectors are categorized using Morningstar® classifications.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Shares		Value

COMMON STOCKS - 91.76%

Accident & Health Insurance - 3.73%
188,251	CNO Financial Group, Inc.	$ 2,332,430

Aircraft & Parts - 0.31%
28,284	Triumph Group, Inc.	191,200

Books: Publishing or Publishing & Printing - 0.64%
211,402	Houghton Mifflin Harcourt Co. *	397,436

Business Services - 1.75%
447,063	Conduent, Inc. *	1,095,304

Cogeneration Services & Small Power Producers - 3.10%
226,121	Covanta Holding Corp.	1,933,335

Computer Communications Equipment - 1.45%
146,171	A10 Networks, Inc. *	907,722

Crude Petroleum & Natural Gas - 1.10%
30,500	Cabot Oil & Gas Corp. Class A	524,295
515,991	Tetra Technologies, Inc. *	165,117
		689,412
Deep Sea Foreign Transportation of Freight - 4.43%
316,738	Ardmore Shipping Corp. (Bermuda)	1,662,874
41,004	Seacor Holdings, Inc. *	1,105,468
		2,768,342
Electric Lighting & Wiring Equipment - 2.48%
409,837	LSI Industries, Inc.	1,549,184

Electric & Other Services Combined - 2.13%
21,910	Allete, Inc.	1,329,499

Electrical Industrial Apparatus - 1.96%
150,567	Graftech International Ltd.	1,222,604

Engines & Turbines - 0.63%
26,691	TPI Composites, Inc. *	394,493

Finance Services - 3.05%
260,222	Mr. Cooper Group, Inc. *	1,907,427

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2020

Fire, Marine & Casualty Insurance - 1.95%
164,419	Third Point Reinsurance Ltd. (Bermuda) *	1,218,345

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

Shares		Value

Games, Toys & Children's Vehicles (No Dolls & Bicycles) - 0.24%
422,321	JAKKS Pacific, Inc. *	$ 147,390

Glass Containers - 2.59%
227,547	O-I Glass, Inc.	1,617,859

Heavy Construction Other Than Building Construction-Contractors - 1.27%
652,042	Williams Industrial Services Group, Inc. *	795,491

Household Audio & Video Equipment - 1.47%
68,709	Knowles Corp. *	919,326

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.69%
91,818	CECO Environmental Corp. *	428,790

Investment Advice - 1.41%
37,438	Lazard Ltd. Class A (Bermuda)	882,039

Laboratory Analytical Instruments - 0.45%
126,242	Harvard Bioscience, Inc. *	278,995

Life Insurance - 5.63%
489,386	Genworth Financial, Inc. Class A *	1,624,762
10,978	National Western Life Group, Inc. Class A	1,888,216
		3,512,978
Meat Packing Plants - 3.37%
748	Seaboard Corp.	2,103,974

Motor Vehicle Parts & Accessories - 0.14%
48,473	Horizon Global Corp. *	90,645

Oil & Gas Filed Machinery & Equipment - 0.16%
297,292	Superior Drilling Products, Inc. *	103,279

Ordnance & Accessories (No Vehicle/Guided Missiles) - 3.59%
254,889	Vista Outdoor, Inc. *	2,243,023

Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.68%
28,300	Hexcel Corp.	1,052,477

Primary Production of Aluminum - 1.20%
121,200	Alcoa Corp. *	746,592

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

Primary Smelting & Refining of Nonferrous Metals - 0.35%
485,187	Ferroglobe PLC. (United Kingdom) *	220,760

The accompanying notes are an integral part of these financial statements.

Shares		Value

Printed Circuit Boards - 4.73%
416,194	Celestica, Inc. (Canada) *	$ 1,456,680
54,954	Sanmina Corp. *	1,499,145
		2,955,825
Retail-Miscellaneous Shopping Goods Stores - 3.70%
1,407,204	Office Depot, Inc.	2,307,815

Semiconductors & Related Devices - 0.41%
115,575	Emcore Corp. *	258,888

Services-Business Services - 3.43%
375,405	Limelight Networks, Inc. *	2,139,808

Services-Computer Integrated Systems Design - 6.33%
230,900	Allscripts Healthcare Solutions, Inc. *	1,625,536
188,227	Unisys Corp. *	2,324,603
		3,950,139
Services-Engineering Services - 1.05%
453,593	Hill International, Inc. *	657,710

Services-Miscellaneous Business Services - 0.75%
88,572	Donnelley Financial Solutions, Inc. *	466,774

Special Industry Machinery - 1.29%
195,473	Manitex International, Inc. *	807,303

Surety Insurance - 0.68%
66,533	MGIC Investment Corp.	422,485

Surgical & Medical Instruments & Apparatus - 0.95%
310,862	Accuray, Inc. *	590,638

Telephone & Telephone Apparatus - 6.21%
306,697	ADTRAN, Inc.	2,355,433
286,773	Infinera Corp. *	1,519,897
		3,875,330
Telephone Communications (No Radio Telephone) - 3.48%
300,519	Vonage Holdings Corp. *	2,172,752

THE ADIRONDACK SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2020

Television Broadcasting Stations - 1.68%
97,636	Gray Television, Inc. *	1,048,611

Title Insurance - 2.30%
53,867	Stewart Information Services, Corp.	1,436,633

The accompanying notes are an integral part of these financial statements.

Shares		Value

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.82%
74,221	Patterson Companies, Inc.	$ 1,134,839

TOTAL FOR COMMON STOCKS (Cost $86,692,026) - 91.76%		57,305,901

PREFERRED STOCK - 0.93%

Life Insurance - 0.93%
52,929	Phoenix Companies, Inc. 7.45% 1/15/32	582,219
TOTAL FOR PREFERRED STOCK (Cost $972,109) - 0.93%		582,219

REAL ESTATE INVESTMENT TRUSTS - 1.31%
42,600	Brixmor Property Group, Inc.	404,700
103,918	Colony Credit Real Estate, Inc. Class A	409,437
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,319,701) - 1.31%		814,137

SHORT-TERM INVESTMENT - 7.25%
4,528,740	Federated Treasury Obligation Fund - Institutional Shares 0.31% **	4,528,740
TOTAL SHORT-TERM INVESTMENT (Cost $4,528,740) - 7.25%		4,528,740

TOTAL INVESTMENTS (Cost $93,512,576) - 101.25%		63,230,997

LIABILITIES LESS OTHER ASSETS, NET - (1.25)%		(780,923)

NET ASSETS - 100.00%		$62,450,074

* Non-income producing securities during the period.

** Variable rate security; the money market rate shown represents the yield at March 31, 2020.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2020

Assets:
Investments in Securities, at Value (Cost $93,512,576)	$ 63,230,997
Receivables:
Securities Sold	555,959
Dividends and Interest	93,056
Shareholder Subscriptions	376,811
Prepaid Expenses	16,635
Total Assets	64,273,458
Liabilities:
Securities Purchased	1,711,958
Shareholder Redemptions	14,598
Due to Advisor	60,964
Due to Trustees	217
Accrued Expenses	35,647
Total Liabilities	1,823,384

Net Assets	$ 62,450,074

Net Assets Consist of:
Paid In Capital	$ 104,675,579
Distributable Earnings/(Deficit)	(42,225,505)
Net Assets, for 5,684,558 Shares Outstanding	$ 62,450,074

Net Asset Value Per Share	$ 10.99

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENT OF OPERATIONS

        For the Year Ending March 31, 2020

Investment Income:
Dividends	$ 1,351,514
Interest	232,625
Total Investment Income	1,584,139

Expenses:
Advisory	1,191,749
Transfer Agent	62,955
Legal	9,144
Custodian	18,260
Audit	20,852
Trustee	80,100
Chief Compliance Officer	30,000
Insurance	9,564
Registration and Filing Fees	40,035
Printing & Mailing	13,835
Miscellaneous Fees	8,952
Total Expenses	1,485,446

Net Investment Income	98,693

Realized and Unrealized Loss on Investments:
Realized Loss on Investments	(10,576,681)
Net Change in Unrealized Depreciation on Investments	(27,363,101)
Realized and Unrealized Loss on Investments	(37,939,782)

Net Decrease in Net Assets Resulting from Operations	$(37,841,089)

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	3/31/2020	3/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 98,693	$ (58,164)
Net Realized Gain (Loss) on Investments	(10,576,681)	9,843,644
Unrealized Depreciation on Investments	(27,363,101)	(29,324,551)
Net Decrease in Net Assets Resulting from Operations	(37,841,089)	(19,539,071)

Distributions to Shareholders:
Distributions	(287,333)	(22,555,741)
Total Dividends and Distributions Paid to Shareholders	(287,333)	(22,555,741)

Capital Share Transactions	(52,379,074)	(54,152,114)

Total Decrease in Net Assets	(90,507,496)	(96,246,926)

Net Assets:
Beginning of Year	152,957,570	249,204,496

End of Year	$ 62,450,074	$ 152,957,570

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

Selected date for a share outstanding throughout the year.

	Years Ended
	3/31/2020	3/31/2019	3/31/2018	3/31/2017	3/31/2016

Net Asset Value, at Beginning of Year	$ 17.24	$ 21.40	$ 22.61	$ 19.05	$ 22.07

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	(0.01)	(0.02)	(0.03)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(6.21)	(1.82)	1.07	4.30	(2.33)
Total from Investment Operations	(6.20)	(1.83)	1.05	4.27	(2.36)

Distributions:
Realized Gains	(0.05)	(2.33)	(2.26)	(0.71)	(0.66)
Total from Distributions	(0.05)	(2.33)	(2.26)	(0.71)	(0.66)

Net Asset Value, at End of Year	$ 10.99	$ 17.24	$ 21.40	$ 22.61	$ 19.05

Total Return **	(36.07)%	(6.96)%	4.12%	22.39%	(10.71)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 62,450	$ 152,958	$ 249,204	$ 283,010	$ 285,647
Ratio of Expenses to Average Net Assets	1.35%	1.24%	1.26%	1.29%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%	(0.03)%	(0.07)%	(0.14)%	(0.13)%
Portfolio Turnover	32.96%	30.77%	37.67%	38.06%	32.02%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”) is the only series of Adirondack Funds (the “Trust”), an open-end, diversified, investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946, including Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2013-08 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value according to the procedures described in Note 3.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  The Fund did not invest in any financial futures contracts during the year ended March 31, 2020.

Federal Income Taxes:  The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdiction as U.S. federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on the ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Reclassifications: The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to different treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from real estate investment trusts and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund has recorded a reclassification in the capital accounts. The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $109,867 from accumulated net realized gains to paid-in capital.

Note 3. Security Valuations

Processes and Structure

The Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fair Value Pricing Policy

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Advisor (“Fair Value” Pricing), subject to review by the Board of Trustees.  The Advisor must use reasonable diligence in determining whether market quotations are readily available.  If, for example, the Advisor determines that one source of market value is unreliable, the Advisor must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available.  Fair Value Pricing is not permitted when market quotations are readily available.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2020:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 57,305,901	$ -	$ -	$ 57,305,901
Preferred Stocks *	-	582,219	-	582,219
Real Estate Investment Trust	814,137	-	-	814,137
Short-Term Investment	4,528,740	-	-	4,528,740
	$ 62,648,778	$ 582,219	$ -	$ 63,230,997

The Fund did not hold any Level 3 assets during the year ended March 31, 2020. The Fund did not hold any derivative instruments at any time during the year ended March 31, 2020. There were no significant transfers into and out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

Note 4. Investment Management Agreement and Related Party

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder and Matthew Reiner, each an officer of the Fund, are shareholders of the Advisor.  Under the Agreement, the Advisor earns a monthly fee from the Fund.  Effective August 1, 2018, the monthly fee is based on an annual rate of 1.08% of the Fund’s average daily net assets.  Effective August 1, 2019 until August 1, 2020, the Advisor agreed to waive fees or reimburse the Fund should the total operating expenses of the Fund exceed 1.48%.  The Advisor’s obligation to waive fees or reimburse expenses excludes brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, extraordinary expenses, and costs of acquired funds. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three years after the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding the lessor of its current expense limitation or the expense limitation in effect at the time of the reduction, and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2020, the Advisor earned advisory fees of $1,191,749.  As of March 31, 2020, the Fund owed the Advisor $60,964.

Related Party

An employee of the Advisor is also, independently, the Chief Compliance Officer of the Fund. The Board of Trustees approves the annual compliance officer fees paid directly by the Fund to this individual. This individual was first the Chief Compliance Officer of the Fund and subsequently became an employee of the Advisor.

Note 5.  Distribution Agreement

The Fund entered into a Distribution Agreement with Rafferty Capital Markets, LLC (“RCM”) on May 30, 2014 (which became effective July 1, 2014), after approval of the Distribution Agreement by the Board of Trustees at a meeting held on May 16, 2014.  Under the

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Distribution Agreement, RCM acts as the Fund’s principal underwriter in connection with the offering and sale of shares of the Fund.  The Advisor, from its own resources, and not the Fund, is responsible for the payment of the distribution fees to RCM in the amount of $16,000 per year and also any other out-of-pocket expenses which are disclosed in the Distribution Agreement between the Fund and RCM.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital was $104,675,579 as of March 31, 2020.  Transactions in capital for the years ended March 31, 2020 and 2019 were as follows:

	March 31, 2020		March 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	1,462,387	$ 21,603,892	2,372,317	$ 46,108,130
Shares reinvested	16,650	286,707	1,497,161	22,517,306
Shares redeemed	(4,667,672)	(74,269,673)	(6,638,819)	(122,777,550)
Net decrease	(3,188,635)	$ (52,379,074)	(2,769,341)	$ (54,152,114)

Note 7. Investment Transactions

For the year ended March 31, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $34,725,653 and $83,009,928, respectively.

Note 8. Tax Matters

As of March 31, 2020, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 94,626,563

Gross tax appreciation of investments	$ 5,953,777
Gross tax depreciation of investments	(37,349,343)
Net tax depreciation of investments	$(31,395,566)

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales.

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  For tax purposes, at March 31, 2020, the following represents the tax basis capital gains and losses and undistributed ordinary income:

Undistributed Ordinary Income	$ 66,309
Long-term Capital Loss Carryforward – Non-expiring	(3,298,512)
Post October Loss - deferred	(7,597,736)
Net Unrealized Depreciation of Investments	(31,395,566)
Total Distributable Earnings/(Deficit)	$ (42,225,505)

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of March 31, 2020, the Fund elected to defer net capital losses in the amount of $7,597,736.

As of March 31, 2020, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Long-term non-expiring	$ 3,298,512

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended March 31, 2020 and 2019 were as follows:

	March 31, 2020	March 31, 2019
Ordinary Income	$ -	$ 1,575,984
Long-term Gain	$ 287,333	$ 20,979,757

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

Note 9.  Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Note 10. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of March 31, 2020, National Financial Services, and Charles Schwab & Co., for the benefit of its customers, each owned approximately 41% and 34%, respectively, of the Fund.

Note 11. Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2020

infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Note 12. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as  the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Adirondack Small Cap Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of March 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditors since 2005 Abington, Pennsylvania May 21, 2020

THE ADIRONDACK SMALL CAP FUND

EXPENSE ILLUSTRATION

MARCH 31, 2020 (UNAUDITED)

 Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: management fees, custody fees, transfer agent fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2019 through March 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2019	March 31, 2020	October 1, 2019 to March 31, 2020

Actual	$1,000.00	$ 694.46	$5.85
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$6.96

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2020 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Kevin Gallagher 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1964	Trustee since March 2005	1	Owner and Managing Partner of Panurgy NY Metro, LLC (information technology services firm) since 2004.
Wade Coton 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1968	Trustee since March 2005	1	Owner, Manchester Homes, LLC since March 2013.
Norman Joseph Plourde 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	Trustee since March 2005	1	President (since January 2015), Ideal Wood Products.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Number of Portfolios Overseen	Principal Occupations and Directorships During Past 5 Years
Gregory A. Roeder 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1963	President since March 2005	N/A	President and Portfolio Manager, Adirondack Research & Management, Inc. from 2004 to present.
Jarrod H. Becker 45 Nashville Rd. Jericho, VT 05465 Year of Birth: 1977	Secretary since 2011; Chief Compliance Officer since 2010	N/A	Chief Compliance Officer, Adirondack Research & Management, Inc. from July 2013 to present.
Matthew P. Reiner 2390 Western Avenue, Guilderland, NY 12084 Year of Birth: 1965	Treasurer and Principal Financial Officer since March 2005	N/A	CFO and Portfolio Manager, Adirondack Research & Management, Inc. from February 2005 to present.

The Fund’s Statement of Additional Information contains additional information about the Trustees and Officers, and is available without charge by calling (888) 686-2729.

THE ADIRONDACK SMALL CAP FUND

ADDITIONAL INFORMATION

MARCH 31, 2020 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (888) 686-2729, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 686-2729 and (2) from Fund documents filed with the SEC on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at the Fund’s transfer agent’s website, www.mutualss.com.

Board of Trustees

Wade Coton

Kevin Gallagher

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

2390 Western Avenue

Guilderland, NY 12084

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, Suite 300A

Garden City, NY  11530

This report is provided for the general information of the shareholders of The Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

A copy of Registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2020

$ 16,300

FY 2019

$ 16,000

(b)

Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

(c)

Tax Fees

Registrant

FY 2020

$ 2,500

FY 2019

$ 2,500

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at the regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

FY 2020

$ 2,500 [tax fees]

FY 2019

$ 2,500 [tax fees]

 (h)

The Registrant's audit committee has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not adopted procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls or in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President

Date June 8, 2020

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 8, 2020

* Print the name and title of each signing officer under his or her signature.